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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):             November 30, 1995
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                             THE FINOVA GROUP INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                   1-11011                           86-0695381
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(State or Other Jurisdiction      (Commission                   (I.R.S. Employer
      of Incorporation)         File Number)                 Identification No.)



1850 NORTH CENTRAL AVENUE, P. O. BOX 2209, PHOENIX, ARIZONA           85004-2209
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
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Item 5.  Other Events.

         On November 8, 1995, the Board of Directors of The FINOVA Group Inc. (the "Company") accepted the resignation of Bank One, Arizona, NA, (formerly The Valley National Bank of Arizona, NA) as its Rights Agent pursuant to the Rights Agreement between the Company and Bank One Arizona, NA, dated as of February 15, 1992, as amended (the "Agreement"). The resignation is effective November 30, 1995.

         The Company has appointed Harris Trust and Savings Bank as the successor Rights Agent on the same terms and conditions as set forth in the Rights Agreement, effective December 1, 1995. Harris Trust and Savings Bank also serves as the Company's transfer agent for its common stock.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 Exhibits                                 Title
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

                    4         Letter of Appointment as Rights Agent dated November 15, 1995, accepted by Harris Trust and Savings Bank.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                             THE FINOVA GROUP INC.

                                  (Registrant)



Dated:  November 30, 1995  By              /s/  Bruno A. Marszowski
                              ---------------------------------------------
                               Bruno A. Marszowski, Senior Vice President,
                               Chief Financial Officer and Controller
                               Principal Financial Officer/Authorized Officer





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